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                                                                    EXHIBIT 1.35

                                                                         [DRAFT]


                           The Detroit Edison Company

                           DEALER MANAGERS AGREEMENT



                                                                   June__, 1995


Goldman, Sachs & Co.,
As Dealer Managers
85 Broad Street,
New York, New York 10004

Ladies and Gentlemen:

        The Detroit Edison Company, a Michigan corporation (the "Company"), plans to make an offer (the "Exchange Offer") for up to 4,200,000 of depositary shares (the "Depositary Shares"), each representing a one-quarter interest in a share of its Cumulative Preferred Stock ($100 par value), 7.75% Series (the "Preferred Stock"), in exchange for a maximum of $105,000,000 in aggregate principal amount of ___% Quarterly Income Debt Securities (Junior Subordinated Deferrable Interest Debentures Due 2025) (the "QUIDS") to be issued under the
Note Indenture, dated as of June 30, 1993, as supplemented by a First Supplemental Indenture dated as of September 15, 1993, a Second Supplemental Indenture dated as of September 15, 1993, a Third Supplemental Indenture dated as of August 15, 1994 and a Fourth Supplemental Indenture dated as of _____ __, 1995 (as supplemented, the "Indenture"), between the Company and Bankers Trust Company, as trustee (the "Trustee"), on the basis of $25 principal amount of QUIDS for every Depositary Share or $100 principal amount of QUIDS for every share of Preferred Stock. The Exchange Offer will be conducted upon the terms and subject to the conditions set forth in the exchange offer material (the "Exchange Offer Material"), which the Company has caused to be prepared and furnished to you for use in connection with the Exchange Offer, namely (a) a Registration Statement on Form S-4 (File No. 33-__), including the Prospectus, dated June __, 1995; (b) a Statement on Schedule 13E-4 with respect to the Exchange Offer; (c) the form of letter from the Dealer Managers to securities dealers, commercial banks, trust companies and other nominees; (d) the form of letter to beneficial owners of Depositary Shares; (e) the form of letter of transmittal (the "Letter of Transmittal"); (f) the form of notices of guaranteed delivery (the "Notice of Guaranteed Delivery"); (g) the form of Questions and Answers Sheet to be sent to holders and to be used by brokers, dealers, commercial banks, trust companies and other nominees in responding to inquiries from their clients; (h) the form of newspaper advertisements relating to the Exchange Offer; and (i) the form of press release relating to the Exchange Offer. Any other offering materials and
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information that the Company may prepare or approve in connection with the
Exchange Offer shall be called "Additional Material."

        1. APPOINTMENT OF DEALER MANAGERS.

        The Company hereby appoints you as Dealer Managers (the "Dealer Managers") in connection with the Exchange Offer and authorizes you to act on its behalf in accordance with this letter agreement and the terms of the Exchange Offer Material and Additional Material. The Company has approved the Exchange Offer Material and authorizes you and any other securities dealer or any commercial bank or trust company to use the Exchange Offer Material and Additional Material in connection with the solicitation of exchanges pursuant to the Exchange Offer. In soliciting exchanges, you, as Dealer Managers, shall act as independent contractors and shall not be deemed to act as agent of the Company, and the Company shall not be deemed to act as agent of the Dealer Managers. The Company authorizes you, as Dealer Managers, to communicate with any agent appointed by the Company to act in such capacity with respect to matters relating to the Exchange Offer (the "Exchange Agent") pursuant to an Exchange Agent Agreement to be entered into between the Company and the Exchange Agent (the "Exchange Agent Agreement").

        2. MAILING OF EXCHANGE OFFER MATERIAL AND ADDITIONAL  MATERIAL.

        The Company shall cause to be mailed to each registered holder of Depositary Shares, as soon as practicable, copies of appropriate Exchange Offer Material and Additional Material, together with a return envelope. The date of the commencement of such distribution is herein called the "Commencement Date." Thereafter, to the extent practicable until the date of the expiration of the Exchange Offer (the "Expiration Date"), the Company shall use its best efforts to cause copies of such material and a return envelope to be mailed to each person who becomes a beneficial owner of any Depositary Shares.

        3. SOLICITATION OF TENDERS.

                (a) You agree to use your best efforts to solicit tenders of Depositary Shares pursuant to the Exchange Offer. You shall have no liability, in tort, contract or otherwise, to the Company or any person related to the Company for any act or omission on the part of any securities broker or dealer (other than yourselves), commercial bank or trust company that solicits exchanges, and you shall have no liability in tort, contract or otherwise hereunder except for your own gross negligence or bad faith. In soliciting exchanges, no securities broker or dealer (other than yourselves), commercial bank or trust company shall be deemed to act as your agent or the agent of the Company, and you, as Dealer Managers, shall not be





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           deemed the agent of any other securities broker or dealer or of any commercial bank or trust company.

                (b) The Company agrees to furnish to you as many copies as you may reasonably request of the Exchange Offer Material and Additional Material in final form for use by you in connection with the Exchange Offer. The Company shall not amend or supplement the Exchange Offer Material, or prepare or approve any Additional Material for use in connection with the Exchange Offer, without your consent, which consent shall not be unreasonably withheld.

                (c) The Company agrees to advise you promptly of the occurrence of any event which could cause the Company to withdraw, rescind or modify the Exchange Offer or to amend or supplement the Exchange Offer Material or Additional Material. In particular, the Company will advise you promptly of (i) any proposal to amend or supplement the Registration Statement (as defined in Section 5(a)), the Prospectus (as defined in Section 5(a)) or the Schedule 13E-4 (as defined in Section 5(a); (ii) the filing or effectiveness of any post-effective amendment to the Registration Statement or the filing of any amendment or supplement to the Prospectus or the Schedule 13E-4; and (iii) the institution by the Securities and Exchange Commission (the "Commission") of any stop order proceedings in respect of the Registration Statement and, in the case of clause
           (iii) above, will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                (d) If at any time when a prospectus relating to the QUIDS is required to be delivered under the United States Securities Act of 1933, as amended (the "Act"), any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus so as to comply with the Act or the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission promulgated thereunder, the Company promptly will prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment or supplement which will effect such compliance.

                (e) The Company will not use or publish any material in connection with the Exchange Offer, or refer to you in any such material, without first



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           consulting you.  The Company will promptly inform you of any litigation or administrative or governmental action with respect to the Exchange Offer.

                (f) The Company agrees to furnish to you, to the extent the same is available to the Company, cards or lists or copies thereof showing the names and addresses of, and aggregate number of shares held by, the holders of record of Depositary Shares and shares of Preferred Stock, as of a recent date, and shall use its best efforts to advise you from day to day during the period of the Exchange Offer as to any transfers of record of Depositary Shares and shares of Preferred Stock. Additionally, the Company shall advise you, to the extent known and available to the Company, of the names and addresses of beneficial owners of the Depositary Shares and shares of Preferred Stock. You agree to use such information only in connection with the Exchange Offer and not to furnish such information to any other person except in connection with the Exchange Offer.

                (g) The Company shall arrange for the Exchange Agent orally to inform you during each business day during the Exchange Offer (to be followed on a daily basis by written confirmation) as to the number of shares of Preferred Stock or Depositary Shares, as the case may be, that have been tendered for exchange pursuant to the Exchange Offer during the interval since its previous daily report to you under this provision, and the names and addresses of any beneficial owners tendering ____ or more Depositary Shares. You agree to use such information only in connection with the Exchange Offer and not to furnish such information to any other person except in connection with the Exchange Offer.

                (h) The Company agrees to use its best efforts to have the QUIDS approved for listing on the New York Stock Exchange.

        4. COMPENSATION AND EXPENSES.

                (a) The Company shall pay to you, as compensation for your services as Dealer Managers, a fee of 0.8% of the aggregate principal amount of the QUIDS offered in exchange for tendered Preferred Stock pursuant to the Exchange Offer, which fee shall be payable to you upon the consummation of the Exchange Offer in Federal Funds to a bank account previously designated by you.

                (b) Whether or not any shares of Preferred Stock or Depositary Shares, as the case may be, are tendered in exchange for QUIDS pursuant to the Exchange Offer, the Company shall pay (i) all expenses of the


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           preparation, printing, mailing and publishing of the Exchange
           Offer Material and Additional Material, including all fees and disbursements of the Company's counsel and accountants; (ii) all expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus (as defined herein) and the Prospectus and amendments and supplements thereto;
           (iii) the cost of printing or producing this letter agreement, any Blue Sky Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the Exchange Offer; (iv) all expenses in connection with the qualification of the QUIDS for offering under state securities laws and securities laws of such other jurisdictions as may be necessary to effect the Exchange Offer, including the reasonable fees and disbursements of counsel for the Dealer Managers in connection with such qualification and any Blue Sky survey; (v) any filing fees incident to, and the reasonable fees and disbursements of counsel for the Dealer Managers in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the Exchange Offer; (vi) the cost of preparing the QUIDS; (vii) the fees and expenses of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the QUIDS; (viii) the fees and expenses of the Exchange Agent and the Information Agent and the fees and disbursements of counsel for the Exchange Agent and the Information Agent in connection with the Exchange Offer; (ix) all expenses in connection with the tendering and cancellation of the Preferred Stock and the Depositary Shares;
           (x) all fees payable to securities dealers (including you), commercial banks, trust companies and nominees as reimbursement of their customary mailing and handling expenses incurred in forwarding the Exchange Offer Material and Additional Material to their customers and all solicitation fees or commissions payable to such entities; (xi) all fees and expenses of Chemical Bank, as Depositary (the "Depositary"), and any information agent; (xii) all advertising charges; (xiii) any applicable transfer taxes payable by the Company in connection with the Exchange Offer; (xiv) all fees in connection with the listing of the QUIDS on the New York Stock Exchange; (xv) all other costs and expenses in connection with the Exchange Offer, and shall reimburse you for all expenses incurred by you in connection with your serving as Dealer Managers, including your reasonable expenses and the reasonable fees and the disbursements of your counsel; and (xvi) any expenses incurred as a result of presenting testimony or evidence, or preparing to present testimony or evidence, in


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           connection with any court or administrative proceeding arising out of the Exchange Offer.

           5.  REPRESENTATIONS AND WARRANTIES BY THE COMPANY.

           The Company represents and warrants to, and agrees with, you that:

                  (a) the Company's Registration Statement on Form S-4 (File No. 33-__) with respect to the QUIDS and the Exchange Offer and the
           Schedule 13E-4 have been filed with the Commission; such Registration Statement and Schedule 13E-4 and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to you, have been declared effective by the Commission in such form; no other document with respect to such Registration Statement or the Schedule 13E-4 has heretofore been filed with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the form heretofore delivered to you); and no stop order suspending the effectiveness of such Registration Statement or Schedule 13E-4 has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of such Registration Statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in such Registration Statement, at the time such part of the Registration Statement became effective but excluding the Statements of Eligibility and Qualification of the Trustee (the "Forms T-1"), each as amended at the time such part of the Registration Statement became effective, are hereinafter collectively referred to as the "Registration Statement"; the Schedule 13E-4, as amended, supplemented or modified at any time is hereinafter called the "Schedule 13E-4"; the prospectus relating to the QUIDS and the Exchange Offer, in the form in which it has most recently been filed with the Commission on or prior to the date of this letter agreement, being hereinafter referred to as the "Prospectus"; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Exchange Act, and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to the Prospectus as amended or

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           supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the Exchange Offer in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

                (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Dealer Managers expressly for use in the Prospectus as amended or supplemented relating to the Exchange Offer;

                (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by you, as Dealer Managers of the Exchange Offer, expressly for


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           use in the Prospectus as amended or supplemented relating to such Exchange Offer;

                (d) The Schedule 13E-4, as originally filed and subsequently amended, the other Exchange Offer Materials and any amendment or supplement thereto conform, or will conform, in all material respects with all applicable requirements of the Act and the Exchange Act and the rules and regulations of the Commission thereunder; and none of the Schedule 13E-4, the other Exchange Offer Materials or any amendment or supplement thereto includes, or will include, an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished to the Company in writing by the Dealer Managers expressly for use therein;

                (e) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any [material] change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus;

                (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;


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                (g)  The Company has good and marketable title to all
           properties standing of record in its name (which includes, without limitation, all of those properties, except pollution control facilities standing in the names of certain municipalities which are being purchased by the Company pursuant to installment sales contracts and the undivided ownership interest of Michigan Public Power Agency in a portion of the Belle River Power Plant, in each case as described in the Prospectus, which constitute or on which there are erected its principal plants, generating stations and substations and on which its general office and service buildings are constructed and all other important parcels of real estate) and improvements thereon, subject to the lien of the Mortgage and Deed of Trust between the Company and the Trustee and to minor exceptions and minor defects, irregularities and deficiencies which, in the opinion of the Company, do not materially impair the use of such property for the purpose for which it is held by the Company, and the Company has adequate rights to maintain and operate such of its transmissions and distribution facilities as are located on public or other property not owned by the Company;

                (h) The execution and delivery of this letter agreement and all other documents to be executed and delivered by the Company hereunder have been duly authorized by the Company, and this letter agreement constitutes the valid and binding agreement of the Company enforceable against the Company in accordance with its terms;

                (i) The making and consummation of the Exchange Offer have been duly authorized by all necessary corporate action on the part of the Company;

                (j) The QUIDS have been duly authorized, and, when issued and delivered pursuant to the Exchange Offer, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms, and the QUIDS will conform, to the descriptions thereof



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           contained in the Prospectus as amended or supplemented with respect to the Exchange Offer;

                (k) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                (l) The making and consummation of the Exchange Offer, the execution, delivery and performance by the Company of this letter agreement, the issuance and delivery of the QUIDS and the compliance by the Company with all of the provisions of the QUIDS, the Indenture and this letter agreement and the consummation of the transactions herein and therein contemplated do not and will not conflict with or result in a violation or breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement to which the Company is a party or by which it is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Restated and Amended Articles of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency including, without limitation, the Michigan Public Service Commission, or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and delivery of the QUIDS or the consummation by the Company of the transactions contemplated by this letter agreement or the Indenture, except such as have been, or will have been prior to the Expiration Date, obtained under the Act, the Exchange Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the QUIDS by you; and

                (m) The Company has an authorized capitalization as set forth in the Prospectus and all of the issued shares of capital stock of the Company have been duly

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           and validly authorized and issued and are fully paid and
           non-assessable;

                (n) On the Commencement Date, the Company will have filed an application for the listing of the QUIDS on the New York Stock Exchange (the "NYSE");

                (o) The Company has made or will make appropriate arrangements with the Exchange Agent to allow for delivery of tendered Depositary Shares in exchange for QUIDS by book-entry movement in the security clearance and cash accounts operated by the Exchange Agent; and

                (p) The Exchange Agent Agreement has been duly authorized by the Company and, when executed and delivered, will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

        6. CONDITIONS.

           Your obligation to act as Dealer Managers hereunder shall at all times be subject, in your discretion, to the conditions that:

                (a) All representations, warranties and other statements of the Company contained herein are now, and at all times during the Exchange Offer and until the date of settlement of the Exchange Offer (the "Exchange Date") will be, true and correct;

                (b) The Company at all times during the Exchange Offer shall have performed all of its obligations hereunder theretofore required to have been performed;

                (c) The Prospectus as amended or supplemented in relation to the Exchange Offer shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

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                (d)  On each of the Commencement Date and the Exchange Date,
           Christopher C. Nern, Vice President and General Counsel of the Company; shall have furnished to you, as Dealer Managers, his opinion, dated the respective date of delivery thereof, substantially in the form of Exhibit A hereto;

                (e) On each of the Commencement Date and the Exchange Date, Simpson Thacher & Bartlett, your counsel, shall have furnished to you, as Dealer Managers, an opinion or opinions, dated the respective date of delivery thereof, with respect to the validity of the Indenture and the QUIDS, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                (f) On each of the Commencement Date and the Exchange Date, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement, the Prospectus and the Schedule 13E-4 shall have furnished to you a letter, dated the respective date of delivery thereof, each in a form satisfactory to you;

                (g) The Company shall have furnished to you on each of the Commencement Date and the Exchange Date, a certificate or certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company in this letter agreement, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such date, as to the matters set forth in subsections (c) and (h) of this Section and as to such other matters as you may reasonably request;

                (h) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented there shall not have been any [material] change in the capital stock or long-term debt of the Company or any

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           of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Dealer Managers, so material and adverse as to make it impracticable or inadvisable to proceed with the Exchange Offer or the delivery of the QUIDS on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

                (i) On or after the date hereof (A) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (B) none of them shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

                (j) On or after the date hereof there shall not have occurred any of the following: (A) a suspension or material limitation in trading in securities generally on the NYSE; (B) trading of any securities of the Company shall have been formally suspended on any exchange or in any over-the-counter market; provided that, in connection with the formation of DTE Holdings, Inc. as described in the Prospectus, the Company's common stock may be formally suspended on the NYSE or other exchanges on which it is traded; provided that Holdings' common stock shall have been duly listed on the NYSE; (C) a general moratorium on commercial banking activities in New York or the Company declared by either Federal or New York State authorities; (D) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war if the effect of any such event specified in this clause (D) in the judgment of the Dealer Managers makes it impracticable or inadvisable to proceed with the Exchange Offer or the delivery of the QUIDS on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

                (k) The Company shall have furnished to you on each of the Commencement Date and the Exchange Date, such further information, certificates and documents as you may reasonably request;

                (l) On each of the Commencement Date and the Exchange Date, the Exchange Agent shall have furnished to you, as Dealer Managers, a certificate, dated the respective date of delivery thereof, of an appropriate officer of the Exchange Agent, in form and substance satisfactory to you, to the effect that:

                    (i) the Exchange Agent has been duly incorporated and is validly existing as a trust company in good standing under the laws of the State of New York, with full power, authority and legal right under such law to execute, deliver and carry out the terms of the Exchange Agent Agreement;

                   (ii) the Exchange Agent Agreement has been duly authorized, executed and delivered by the Exchange Agent; and

                  (iii) the Exchange Agent Agreement constitutes a valid and binding obligation of the Exchange Agent;

                (m) On or prior to the Exchange Date, the QUIDS shall have been duly listed, subject to notice of issuance, on the NYSE;

                (n) On or prior to the Exchange Date, the Exchange Agent Agreement shall be in full force and effect; and

                (o) On or prior to the Exchange Date, Moody's Investors Service, Inc. and Standard & Poor's Ratings Group shall have publicly assigned to the QUIDS ratings acceptable to the Dealer Managers.

        7. COVENANTS.

           The Company agrees with you:

                (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this letter agreement or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of this letter agreement and prior to the Expiration Date for the QUIDS which shall be disapproved by you for such

           QUIDS promptly after reasonable notice thereof; to advise you promptly of any such amendment or supplement after such Expiration Date and furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the QUIDS; and during such same period to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Exchange Offer, of the suspension of the qualification of the QUIDS for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the QUIDS or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                (b) Promptly from time to time during and following the Expiration Date to take such action as you may reasonably request to qualify the Exchange Offer under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of the Exchange Offer therein in such jurisdictions for as long as may be necessary to complete the Exchange Offer, provided that in connection therewith the Company shall not be required to file a general consent to service of process in any jurisdiction;

                (c) Not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which (i) have terms similar to those of the QUIDS or (ii) accrue interest at a rate similar to that of the QUIDS, from the date hereof and continuing until 7 days following the Exchange Date without your prior written consent;

                (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earning statement of the

           Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including at the option of the Company Rule 158);

                (e)  To furnish you with copies of the Prospectus and the
           Schedule 13E-4, each as amended or supplemented, in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the Exchange Offer and if at such time any event shall have occurred as a result of which the Prospectus or the Schedule 13E-4, as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or the
           Schedule 13E-4 or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act and the rules and regulations of the Commission thereunder, to notify you and upon your request to file such document and to prepare and furnish without charge to you and to the dealer through which QUIDS may have been exchanged as many copies as you may from time to time reasonably request of an amended Schedule 13E-4 or Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

                (f) The Company will promptly after the date hereof, in the event it has not already done so, file an application for the listing of the QUIDS on the NYSE and will use its best efforts to cause such QUIDS to be duly authorized for listing thereon, subject to official notice of issuance, and to be registered under the Exchange Act;

                (g) The Company shall promptly give you notice of any change of the record date with respect to the Preferred Stock and notice of any change in the Expiration Date; and

                (h) The Company will promptly enter into an agreement with the Exchange Agent substantially in the form of such agreement previously furnished to you.

        8. INDEMNITY AND SURVIVAL OF CERTAIN PROVISIONS.

         (a) The Company agrees (i) to indemnify and hold you harmless against any loss, damage, expense, liability or claim (or action in respect thereof)
(A) which arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented, or any amendment or supplement thereto, the
Schedule 13E-4, as amended or supplemented, or any amendment or supplement thereto, the Exchange Offer Material, Additional Material or any of the documents referred to therein or in any amendment or supplement to any of the foregoing, or which arises out of or is based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Dealer Managers expressly for use in the Prospectus as amended or supplemented, (B) which arises out of or is based upon any breach by the Company of any representation or warranty or failure to comply with any of the agreements set forth herein or (C) which arises out of or is based upon a withdrawal, rescission, termination or modification of or a failure to make or consummate the Exchange Offer; and (ii) to indemnify and hold you harmless against any other loss, damage, expense, liability or claim (or action in respect thereof) which otherwise arises out of or is based upon or asserted against you in connection with your acting as Dealer Managers in connection with the Exchange Offer or rendering any financial advisory services to the Company in connection with the transactions contemplated by the Exchange Offer or which arises in connection with any other matter referred to in this letter agreement, except to the extent that any such loss, damage, expense, liability or claim referred to in clause (ii) of this Section 8(a) results from your gross negligence or bad faith in performing the services that are the subject of this letter agreement. In the event that you become involved in any capacity in any action, proceeding or investigation brought by or against any person, including stockholders of the Company, in connection with any matter referred to in this agreement, the Company also agrees periodically to reimburse you for your reasonable legal and other expenses (including the reasonable cost of any investigation and preparation) incurred in connection therewith. The Company also agrees that neither you nor any of your affiliates, nor any partners, directors, agents, employees or controlling persons (if any), as the case may be, of you or any such affiliates, shall have any liability to the Company or any person asserting claims on behalf of or in right of the Company for or in connection with any matter referred to in this letter agreement except to the extent that any loss, damage, expense, liability or claims incurred by the Company results from your gross negligence or bad faith in performing the services that are the subject of this letter agreement. The Company also agrees to indemnify and hold you harmless against and reimburse you for any and all reasonable expenses whatsoever (including legal and other fees and expenses) incurred by you in connection with investigating, preparing for or defending against any such losses, damages, expenses, liabilities or claims (or actions in respect thereof), whether or not resulting in any liability, and any amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever as set forth herein if such settlement is effected with the written consent of the Company. The Company also agrees that neither you nor any of your affiliates, nor any partners, directors, agents, employees or controlling persons (if any), as the case may be, of you or any of your affiliates, shall have any liability, in tort or contract or otherwise, to the Company or any person asserting claims on behalf of or in right of the Company for or in connection with any matter referred to in this letter agreement except to the extent that any loss, damage, expense, liability or claim incurred by the Company results from your gross negligence or bad faith in performing the services that are the subject of this letter agreement.

        (b) Promptly after receipt by you of notice of your involvement in any action, proceeding or investigation, you shall, if a claim in respect thereof is to be made against the Company under paragraph (a) of this Section 8, notify the Company in writing of such involvement, but the omission so to notify the Company shall not relieve it from any liability which it may otherwise have to you. In case any such action, proceeding or investigation shall be brought against or otherwise involve you and you shall notify the Company of the commencement thereof or your involvement therein, the Company shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense of such action, proceeding or investigation with counsel satisfactory to you (who shall not, except with your additional consent, be counsel to the Company). Upon assumption by the Company of the defense of such action, proceeding or investigation, the Company shall not be liable to you under this paragraph (b) of this Section 8 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by you, in connection with the defense thereof other than reasonable costs of investigation and preparation, unless the Company and you are named parties to any such action, proceeding or investigation (including any impleaded parties) and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.

        (c)   If for any reason the indemnification provided for in paragraph
(a) of this Section 8 is unavailable or insufficient to hold you harmless, then the Company shall contribute to the amount paid or payable by you as a result of such loss, damage, expense, liability or claim (or actions in respect thereof) referred to therein in such proportion as is appropriate to reflect the relative economic interests of the Company on the one hand and you on the other hand from the acquisition of the Depositary Shares and underlying Preferred Stock as well as the relative fault of the Company and you (or actions in respect thereof) and any other relevant equitable considerations. The relative economic interests of the Company on the one hand and you on the other hand shall be deemed to be in the same proportion as the maximum aggregate value of the QUIDS proposed, on the date hereof, to be issued and provided in exchange for Depositary Shares and underlying Preferred Stock by the Company pursuant to the Exchange Offer bears to the maximum aggregate fee proposed to be paid to you pursuant to Section 4(a) of this letter agreement as a result of such Exchange Offer. The relative fault of the Company and you shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by, or relating to, the Company or you and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and you agree that it would not be just and equitable if contribution pursuant to this paragraph (c) of this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph (c) of this Section 8.

        (d)   The agreements contained in Section 4, Section 7 and in this
Section 8 and the representations and warranties of the Company set forth in
Section 5 hereof shall survive any termination or cancellation of this letter agreement, any completion of the engagement provided by this letter agreement or any investigation made by or on behalf of you and any of your officers or partners or any person controlling you and shall survive the issuance and delivery of the QUIDS, whether pursuant to the Exchange Offer or otherwise.

        (e) The reimbursement, indemnity and contribution obligations of the Company under this Section 8 shall be in addition to any liability that the Company may otherwise have, shall extend upon the same terms and conditions to your affiliates and the partners, directors, agents, employees and controlling persons (if any), as the case may be, of you and any such affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of you, any such affiliate and any such person. If after all or substantially all of the Company's assets are sold or the Company is merged into another person and the obligations of the Company set forth in this Section 8 are not assumed by operation of law or by contract by a party or parties satisfactory to you, the purchaser of such assets or the person into which the Company is merged agrees to arrange alternative means of providing for such obligations, including providing insurance or creating an escrow, in each case in an amount and upon terms and conditions satisfactory to you.

        9. MISCELLANEOUS.

        (a) This letter agreement is made solely for the benefit of you, the Company and any partner, director, agent, employee, controlling person or affiliate referred to in Section 8 hereof, and their respective successors, assigns, and legal representatives, and no other person shall acquire or have any right under or by virtue of this letter agreement.

        (b) In the event that any provision hereof shall be determined to be invalid or unenforceable in any respect, such determination shall not affect such provision in any other respect or any other provision hereof, which shall remain in full force and effect.

        (c) Except as otherwise expressly provided in this letter agreement, whenever notice is required by the provisions of this letter agreement to be given to (i) the Company, such notice shall be in writing addressed to the Company, at its office at 2000 Second Avenue, Detroit, Michigan 48226,
Attn: Treasurer, Facsimile No.: 313-237-6743 and (ii) you, such notice shall be in writing addressed to you, at 85 Broad Street, New York, New York 10004, facsimile number (212) 902-4103, Attention: Registration Department.

        (d) This letter agreement contains the entire understanding of the parties with respect to your acting as Dealer Managers of the Exchange Offer, superseding all prior agreements, understandings and negotiations with respect to such activities by you. THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This letter agreement may be executed in any number of counterparts, each of which shall be an original, but all such counterparts shall together constitute one and the same agreement.

        Please sign and return to us a duplicate of this letter agreement, whereupon it will become a binding agreement.

                                                     Very truly yours,



                                                     THE DETROIT EDISON COMPANY

                                                     By:________________________
                                                        Name:
                                                        Title:


The undersigned hereby confirms that
the foregoing letter agreement, as of the date thereof, correctly sets forth the agreement between The Detroit Edison
Company and the undersigned.


_____________________________________
        (Goldman, Sachs & Co.)

                                                                       EXHIBIT A


June __, 1995



Goldman, Sachs & Co.,
As Dealer Managers,
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

        I am Vice President and General Counsel of The Detroit Edison Company (the "Company"), which intends to make an offer (the "Exchange Offer") for up to 4,200,000 of depositary shares (the "Depositary Shares"), each representing a one-quarter interest in a share of its Cumulative Preferred Stock, 7.75% Series, par value $100 per share (the "Preferred Stock" and, together with the Depositary Shares, the "Securities"), in exchange for a maximum of $105,000,000 in aggregate principal amount of ___% Quarterly Income Debt Securities (the "QUIDS"). Such exchange offer, on the terms and subject to the conditions set forth in the Exchange Offer Material and Additional Material described in the Dealer Managers Agreement referred to below, is hereinafter referred to as the "Exchange Offer". Terms used in the Dealer Managers Agreement are used herein as therein defined.

        In that connection, I, in conjunction with the members of the Legal Department of the Company, have examined the Exchange Offer Material and Additional Material, a signed copy of the agreement, dated June __, 1995, between the Company and you providing for your services as Dealer Managers for the Exchange Offer (the "Dealer Managers Agreement" or "Letter Agreement") and such other documents as I have deemed necessary or appropriate for the purpose of this opinion and advise you as follows:

       (1) The Registration Statement, the Prospectus and the Schedule 13E-4 and any further amendments and supplements thereto made by the Company prior to the Expiration Date (other than the financial statements and related schedules, other financial data therein and the Forms T-1, as to which I express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; I have no reason to believe, after due inquiry, that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Exchange Date (other than the financial statements and related schedules therein and except for that part of the Registration Statement that constitutes the Forms T-1, as to which I express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Exchange Date (other than the financial statements and related schedules therein and except for that part of the Registration Statement that constitutes the Forms T-1, as to which I need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of the Exchange Date, either the Registration
           Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Exchange Date (other than the financial statements and related schedules therein and except for that part of the Registration Statement that constitutes the Forms T-1, as to which I express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made not misleading; and I do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required;

     (2) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules therein and except for those parts of the Registration Statement which constitute the Forms T-1, as to which I express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and I have no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a Registration Statement when it became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statement therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

     (3) Nothing has come to my attention, after due inquiry, to indicate that either the Company or any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, to the best of my knowledge, after due inquiry, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries (other than increases or decreases in the long-term debt of the Company; provided that the maximum amount of any such increases or decreases has not exceeded $100 million) or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus;

     (4) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

     (5) The Company has good and marketable title to all properties standing of record in its name (which includes, without limitation, all of those properties, except pollution control facilities standing in the names of certain municipalities which are being purchased by the Company pursuant to installment sales contracts and the undivided ownership interest of Michigan Public Power Agency in a portion of the Belle River Power Plant, in each case as described in the Prospectus, which constitute or on which there are erected its principal plants, generating stations and substations and on which its general office and service buildings are constructed and all other important parcels of real estate) and improvements thereon, subject to the lien of the Mortgage and Deed of Trust between the Company and the Trustee and to minor exceptions and minor defects, irregularities and deficiencies which, in the opinion of the Company, do not materially impair the use of such property for the purpose for which it is held by the Company, and the Company has adequate rights to maintain and operate such of its transmission and distribution facilities as are located on public or other property owned by the Company;

     (6) The execution and delivery of the Letter Agreement and all other documents to be executed and delivered by the Company pursuant to the Letter Agreement have been duly authorized by the Company and, assuming that the Letter Agreement constitutes a valid and legally binding agreement under New York law, which assumption is made with your express approval;

     (7) The QUIDS have been duly authorized, and, when issued and delivered pursuant to the Exchange Offer and the Indenture, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and, on the Commencement Date, assuming due authorization, execution and delivery thereof by the Trustee and that the Indenture constitutes a valid and legally binding agreement under New York law, which assumption is made with your express approval, will constitute valid and legally binding obligations, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms, and the QUIDS will conform, to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to the Exchange Offer;

     (8) To the best of my knowledge, after due inquiry, and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries; and, to the best of my knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

     (9) The Company is not (x) in violation of its Restated Articles of Incorporation or By-laws or (y) in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to me, after due inquiry, to which it is a party or by which it or any of its properties may be bound;

    (10) The making and consummation of the Exchange Offer, the execution, delivery and performance by the Company of the Letter Agreement, the issuance and delivery of the QUIDS and the compliance by the Company with all of the provisions of the QUIDS, the Indenture and the Letter Agreement and the consummation of the transactions contemplated therein do not and will not conflict with, violate or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to me, after due inquiry, to which the Company is a party or by which it is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Restated Articles of Incorporation or By-laws of the Company or any statute or any order, rule or regulation known to me of any court or governmental agency, including, without limitation, the Michigan Public Service Commission ("MPSC") or any body having jurisdiction over the Company or any of its properties, except that I express no opinion as to rights of indemnity which may be limited by applicable law; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency including, or body having jurisdiction over the Company or any of its subsidiaries is required for the issue and delivery of the QUIDS or the consummation by the Company of the transactions contemplated by the Letter Agreement or the Indenture, except such as have been, or will have been prior to the Expiration Date, obtained under the Act, the Exchange Act and the Trust Indenture Act and from the MPSC and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the distribution of the QUIDS pursuant to the Exchange Offer (as to which I express no opinion).

           I am licensed to practice in the State of Michigan and under the Federal law of the United States. This opinion is for your benefit and is not to be relied upon by any other parties without my express written consent.

Very truly yours,

[NAME OF GENERAL COUNSEL]